Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350 as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Lexington Energy Services Inc. (the “Company”) on Form 10-QSB for the period ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brent Nimeck, Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 17, 2007

By:

/s/  Brent Nimeck

Brent Nimeck
Chief Executive Officer and Chief Financial Officer